TABLE OF CONTENTS Page IMPORTANT NOTES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3 LETTER FROM CEO ROBERT KEANE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4 SUMMARY CONSOLIDATED RESULTS: 3-YEAR TREND . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6 SUMMARY CONSOLIDATED RESULTS: QUARTERLY TREND . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8 INCOME STATEMENT HIGHLIGHTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10 CASH FLOW . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12 DEBT AND SHARE REPURCHASES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14 SEGMENT RESULTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15 VISTA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15 UPLOAD AND PRINT: PRINTBROTHERS AND THE PRINT GROUP . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16 NATIONAL PEN . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18 ALL OTHER BUSINESSES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19 CENTRAL AND CORPORATE COSTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20 CURRENCY IMPACTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21 FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22 BALANCE SHEET . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22 INCOME STATEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23 CASH FLOW STATEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 24 ABOUT NON-GAAP MEASURES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 25 NON-GAAP RECONCILIATIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 26 ABOUT CIMPRESS, SAFE HARBOR STATEMENT AND CONTACT INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . . 34 Page 2 of 34

CIMPRESS' UPPERMOST FINANCIAL OBJECTIVE Our uppermost financial objective is to maximize our intrinsic value per share (“IVPS”). We define IVPS as (a) the unlevered free cash flow per diluted share that, in our best judgment, will occur between now and the long-term future, appropriately discounted to reflect our cost of capital, minus (b) net debt per diluted share. We define unlevered free cash flow as adjusted free cash flow plus cash interest expense related to borrowing. We endeavor to make all financial decisions in service of this priority. As such, we often make decisions that could be considered non-optimal were they to be evaluated based on other criteria such as (but not limited to) near- and mid-term revenue, operating income, net income, EPS, adjusted EBITDA, and cash flow. IVPS is inherently long term in nature. Thus an explicit outcome of this is that we accept fluctuations in our financial metrics as we make investments that we believe will deliver attractive long-term returns on investment. OUR STRATEGY Cimpress invests in and builds customer-focused, entrepreneurial, mass customization businesses for the long term, which we manage in a decentralized, autonomous manner. We drive competitive advantage across Cimpress through a select few shared strategic capabilities that have the greatest potential to create company-wide value. We limit all other central activities to only those which absolutely must be performed centrally. OUR CAPITAL ALLOCATION PHILOSOPHY Cimpress has historically deployed capital via organic investments, share repurchases, acquisitions and equity investments, and debt reduction. We have not paid a dividend and we do not intend to for the foreseeable future. We consider capital to be fungible across all of these categories; we do not favor one over the other, but rather seek to grow our IVPS by allocating capital across these categories in function of the relative returns of current and expected future opportunities. We delegate to our businesses and central teams capital allocation decisions that our operational executives expect to pay back in less than twelve months. For capital allocation with pay back beyond that time frame, we evaluate the relative returns of potential uses of capital. The executives that lead most of our businesses are incentivized based on the long-term returns on invested capital generated in their business. The remainder, most of whom are in our Vista reporting segment or central functions, are primarily incentivized through Cimpress share-based compensation. We seek to deliver a weighted average return on our portfolio of deployed capital, net of failures, that is materially above our weighted average cost of capital (WACC). In support of this objective, we vary the hurdle rates that we use at the time of investment decisions in function of our judgment of the risks to various types of investment. Hurdle rates for investments may also vary based on leverage levels and external factors. We recognize that a portfolio of investments that exceeds our WACC does not necessarily mean, by itself, that we have made good capital allocation decisions. We compare our returns against the opportunity cost of potentially higher returns that might have come from deploying the same capital into even higher-returning opportunities of a similar risk level. This more stringent measure of performance clarifies the cost of mistakes which we have made in the past. Page 3 of 34

LETTER FROM ROBERT **APRIL 26, 2023**

Dear Investor,

Our third quarter financial results were strong, better than the guidance we provided in our mid-year update call on March 24, 2023. Consolidated revenue grew 13% on a reported basis and 16% on an organic constant-currency basis. Vista drove this sequential acceleration as its product mix shifted seasonally back toward faster-growing small business products and we passed the anniversary of a weaker prior-year quarter that included the migration of Vista's U.S. website onto the new technology platform.

Revenue growth including year-over-year increases in pricing, combined with stabilizing input costs, led to strong gross profits and relatively flat gross margins versus the year-ago period. The tables below show the year-over-year change in quarterly and year-to-date revenue and gross profit by segment for Q3 FY2023:

	Change Q3 FY2023 versus Q3 FY2022			
	Revenue		**Gross Profit**	
Segment:	**Reported**	**Organic Constant Currency**	**Reported**	**Constant Currency**
Vista	14%	16%	13%	15%
PrintBrothers	16%	22%	15%	19%
The Print Group	13%	19%	23%	29%
National Pen	12%	15%	8%	13%
All Other Businesses	1%	1%	(8)%	(8)%
Total	**13%**	**16%**	**12%**	**15%**

	Change YTD Q3 FY2023 versus YTD Q3 FY2022			
	Revenue		**Gross Profit**	
Segment:	**Reported**	**Organic Constant Currency**	**Reported**	**Constant Currency**
Vista	5%	8%	(2)%	1%
PrintBrothers	10%	21%	9%	20%
The Print Group	6%	17%	2%	13%
National Pen	6%	12%	5%	13%
All Other Businesses	4%	4%	1%	—%
Total	**6%**	**11%**	**1%**	**5%**

Q3 FY2023 advertising and operating expenses both decreased as a percentage of revenue. Operating loss improved $16.2 million year over year despite a restructuring charge of $30.1 million in the current quarter from recent cost-savings actions. Adjusted EBITDA grew $35.5 million year over year to $69.1 million; this was higher than the guidance of $60 million to $62 million we provided in our March investor update.

Operating cash flow and adjusted free cash flow for the quarter increased year over year by $60.8 million and $68.2 million, respectively. We maintained ample liquidity of $189.8 million in cash and marketable securities at March 31, 2023, which was significantly higher than the guidance we provided of $135 million to $145 million as a result of the strong adjusted EBITDA and adjusted free cash flow results. Net leverage of 4.83 times trailing-twelve-month EBITDA as defined by our credit agreement was lower sequentially due to improved profitability and the pro forma benefit of a portion of our recent cost reduction actions we announced in March.

Our improved Q3 FY2023 profitability was prior to any material impact of those cost reduction actions for which the benefits will further support year-over-year expansion of adjusted EBITDA in Q4 FY2023 and FY2024. We continue to expect annualized cost reduction benefits of about $100 million excluding restructuring charges, consistent with the guidance we provided on March 24, 2023. Our current outlook for operating income and adjusted EBITDA for the remainder of FY2023 and FY2024 is as follows:

Please see non-GAAP reconciliations at the end of this document. Page 4 of 34

Profitability Outlook as of April 26, 2023 Q4 FY2023 FY2023 FY2024 Operating income $33 million to $37 million $36 million to $40 million At least $195 million Adjusted EBITDA $90 million to $94 million $316 million to $320 million At least $400 million This guidance for Q4 FY2023 profitability has been increased based on recent operating performance. We expect the profitability expansion in Q4 FY2023 to be accompanied by seasonally strong free cash flow conversion, even after restructuring payments. For FY2024, we continue to expect our adjusted EBITDA to convert to adjusted free cash flow at approximately 40%. We also continue to expect we will reduce our net leverage as defined by our credit agreement to below 4.5x by the end of FY2023, and to below 3.5x by the end of FY2024. We believe that many of the investments we have made over the past few years have given us the talent, capabilities and competitive advantages to significantly improve the value that we deliver to our customers. Over the coming years the revenue growth that we expect this customer value will drive, combined with our cost reduction actions, should improve our steady-state free cash flow and expand our options for capital structure and capital allocation. Sean and I look forward to taking your questions about our financial results on our public earnings call tomorrow, April 27, 2023 at 8:00 am ET, which you can join using the link on the events section of ir.cimpress.com. You may presubmit questions by emailing ir@cimpress.com, and you may also ask questions via chat during the live call. Sincerely, Robert S. Keane Founder, Chairman & CEO Please see non-GAAP reconciliations at the end of this document. Page 5 of 34

SUMMARY CONSOLIDATED RESULTS: THREE-YEAR TREND

$ in thousands, except percentages

REVENUE BY REPORTABLE SEGMENT, TOTAL REVENUE AND INCOME FROM OPERATIONS:

	Q3 FY2021	Q3 FY2022	Q3 FY2023	YTD FY2021	YTD FY2022	YTD FY2023
Vista	$ 321,965	$ 349,216	$ 396,642	$1,082,332	$1,146,810	$1,203,747
PrintBrothers	93,997	119,960	139,569	315,915	383,011	420,866
The Print Group	59,945	75,361	85,504	202,586	238,311	251,663
National Pen	62,220	72,243	81,113	244,561	266,224	283,400
All Other Businesses	44,062	48,486	49,037	142,905	154,076	160,862
Inter-segment eliminations	(8,827)	(7,854)	(9,701)	(47,533)	(23,705)	(29,757)
Total revenue	**$ 573,362**	**$ 657,412**	**$ 742,164**	**$1,940,766**	**$2,164,727**	**$2,290,781**
Reported revenue growth	*(4)%*	*15 %*	*13 %*	*33 %*	*12 %*	*6 %*
Organic constant currency revenue growth	*(10)%*	*17 %*	*16 %*	*(10)%*	*9 %*	*11 %*
Income from operations	**$ (15,697)**	**$ (28,437)**	**$ (12,197)**	**$ 114,483**	**$ 74,483**	**$ 3,414**
Income from operations margin	*(3)%*	*(4)%*	*(2)%*	*6 %*	*3 %*	*0 %*

EBITDA (LOSS) BY REPORTABLE SEGMENT ("SEGMENT EBITDA") AND ADJUSTED EBITDA:

	Q3 FY2021	Q3 FY2022	Q3 FY2023	YTD FY2021	YTD FY2022	YTD FY2023
Vista	$ 62,726	$ 25,534	$ 60,392	$ 262,660	$ 183,220	$ 146,286
PrintBrothers	7,560	12,392	15,886	33,732	47,280	50,386
The Print Group	6,475	11,923	13,589	31,227	42,670	39,490
National Pen	(3,324)	(898)	(3,336)	4,733	22,653	20,150
All Other Businesses	6,515	6,044	5,036	25,781	17,199	16,620
Total segment EBITDA	**$ 79,952**	**$ 54,995**	**$ 91,567**	**$ 358,133**	**$ 313,022**	**$ 272,932**
Central and corporate costs	(31,235)	(34,264)	(38,384)	(89,041)	(100,089)	(109,488)
Unallocated share-based compensation	(1,302)	(1,820)	3,937	(2,946)	(4,851)	6,661
Exclude: share-based compensation expense[1]	9,545	12,704	7,242	23,071	36,215	29,264
Include: Realized gains (losses) on certain currency derivatives not included in segment EBITDA	(1,936)	2,011	4,783	(2,297)	(987)	26,553
Adjusted EBITDA	**$ 55,024**	**$ 33,626**	**$ 69,145**	**$ 286,920**	**$ 243,310**	**$ 225,922**
Adjusted EBITDA margin	*10 %*	*5 %*	*9 %*	*15 %*	*11 %*	*10 %*
Adjusted EBITDA year-over-year (decline) growth	*11 %*	*(24)%*	*106 %*	*55 %*	*(15)%*	*(7)%*

[1] SBC expense listed above excludes the portion included in restructuring-related charges to avoid double counting.

CASH FLOW AND OTHER METRICS:

	Q3 FY2021	Q3 FY2022	Q3 FY2023	YTD FY2021	YTD FY2022	YTD FY2023
Net cash provided by (used in) operating activities	$ (37,220)	$ (48,195)	$ 12,599	$ 218,948	$ 131,716	$ 68,474
Net cash provided by (used in) investing activities	(24,470)	28,654	(1,782)	(101,147)	(48,627)	(108,351)
Net cash provided by (used in) financing activities	61,569	(49,389)	(13,051)	(130,185)	(98,746)	(125,766)
Adjusted free cash flow	(62,042)	(81,539)	(13,332)	150,891	39,699	(13,193)
Cash interest, net[1]	7,595	13,022	16,996	64,963	61,308	62,788

[1] Cash interest, net is cash interest payments, partially offset by cash interest received on our cash and marketable securities. Prior to this quarter, we showed only the cash interest payments related to our borrowing activity in this chart in our earnings materials. We have recast all periods in the chart above to include the netting interest received and will report this way in future periods.

Please see non-GAAP reconciliations at the end of this document.

Page 6 of 34

SUMMARY CONSOLIDATED RESULTS: THREE-YEAR TREND (CONTINUED)

$ in thousands, except where noted

COMPONENTS OF ADJUSTED FREE CASH FLOW:

	Q3 FY2021	Q3 FY2022	Q3 FY2023	YTD FY2021	YTD FY2022	YTD FY2023
Adjusted EBITDA	$ 55,024	$ 33,626	$ 69,145	$ 286,920	$ 243,310	$ 225,922
Cash restructuring payments	(144)	—	(5,032)	(4,105)	(244)	(14,859)
Cash taxes	(8,065)	(7,762)	(12,328)	(13,056)	(23,587)	(23,494)
Other changes in net working capital and other reconciling items	(76,440)	(61,037)	(22,190)	14,152	(26,455)	(56,307)
Purchases of property, plant and equipment	(5,946)	(15,603)	(10,996)	(22,736)	(42,142)	(37,486)
Capitalization of software and website development costs	(18,876)	(17,741)	(14,935)	(45,321)	(49,875)	(44,181)
Adjusted free cash flow before cash interest, net	**$ (54,447)**	**$ (68,517)**	**$ 3,664**	**$ 215,854**	**$ 101,007**	**$ 49,595**
Cash interest, net[1]	(7,595)	(13,022)	(16,996)	(64,963)	(61,308)	(62,788)
Adjusted free cash flow	**$ (62,042)**	**$ (81,539)**	**$ (13,332)**	**$ 150,891**	**$ 39,699**	**$ (13,193)**

[1] *Cash interest, net is cash interest payments, partially offset by cash interest received on our cash and marketable securities. Prior to this quarter, we showed only the cash interest payments related to our borrowing activity in this chart in our earnings materials. We have recast all periods in the chart above to include the netting interest received and will report this way in future periods.*

Q3 FY2023 COMPONENTS OF ADJUSTED FREE CASH FLOW ($M)



$69.1
($5.0)
($12.3)
($22.2)
($11.0)
($14.9)
$3.7
($17.0)
($13.3)
Adjusted EBITDA
Restructuring payments
Cash taxes
Other NWC changes & other items
Capital expenditures
Capitalization of software
Adjusted FCF before cash interest, net
Cash interest, net
Adjusted FCF

YTD Q3 FY2023 COMPONENTS OF ADJUSTED FREE CASH FLOW ($M)



$225.9
($14.9)
($23.5)
($56.3)
($37.5)
($44.2)
$49.6
($62.8)
($13.2)
Adjusted EBITDA
Restructuring payments
Cash taxes
Other NWC changes & other items
Capital expenditures
Capitalization of software
Adjusted FCF before cash interest, net
Cash interest, net
Adjusted FCF

Please see non-GAAP reconciliations at the end of this document.

Page 7 of 34

SUMMARY CONSOLIDATED RESULTS: QUARTERLY TREND

$ in millions, except percentages and share data



Revenue &
Reported Revenue Growth (Decline) (1)
$573
$635
$658
$850
$657
$723
$703
$845
$742
(4)%
48%
12%
9%
15%
14%
7%
(1)%
13%
Q3FY21
Q4FY21
Q1FY22
Q2FY22
Q3FY22
Q4FY22
Q1FY23
Q2FY23
Q3FY23



Organic Constant-Currency Revenue Growth (Decline)
(10)%
38%
9%
9%
17%
19%
14%
5%
16%
Q3FY21
Q4FY21
Q1FY22
Q2FY22
Q3FY22
Q4FY22
Q1FY23
Q2FY23
Q3FY23



Cash Flow from Operations
$(37)
$46
$37
$143
($48)
$88
$(25)
$81
$13
Q3FY21
Q4FY21
Q1FY22
Q2FY22
Q3FY22
Q4FY22
Q1FY23
Q2FY23
Q3FY23



Adjusted Free Cash Flow & Cash Interest
Adj. FCF
Cash Interest
Q3FY21
Q4FY21
Q1FY22
Q2FY22
Q3FY22
Q4FY22
Q1FY23
Q2FY23
Q3FY23

	Q3 21	Q4 21	Q1 22	Q2 22	Q3 22	Q4 22	Q1 23	Q2 23	Q3 23
Adj. FCF	($62)	$15	$12	$109	($82)	$61	($52)	$52	($13)
Interest	$8	$50	$14	$35	$13	$34	$13	$33	$17

(1) Reported revenue growth rates are impacted by the timing of acquisitions and divestitures.

Please see non-GAAP reconciliations at the end of this document.

Page 8 of 34

SUMMARY CONSOLIDATED RESULTS: QUARTERLY TREND (CONTINUED) $ in millions, except percentages and share data GAAP Operating Income (Loss) & Adjusted EBITDA ($16) $9 $17 $86 ($28) ($27) ($18) $34 ($12) $55 $62 $68 $142 $34 $38 $46 $111 $69 GAAP OI (Loss) Adjusted EBITDA Q3FY21 Q4FY21 Q1FY22 Q2FY22 Q3FY22 Q4FY22 Q1FY23 Q2FY23 Q3FY23 Net Debt (1) ($1,348)($1,379) ($1,366)($1,333) ($1,461) ($1,378)($1,427)($1,494) ($1,520) Q3FY21 Q4FY21 Q1FY22 Q2FY22 Q3FY22 Q4FY22 Q1FY23 Q2FY23 Q3FY23 ($M) Q3 FY21 Q4 FY21 Q1 FY22 Q2 FY22 Q3 FY22 Q4 FY22 Q1 FY23 Q2 FY23 Q3 FY23 Cash / equivalents $ 36 $ 183 $ 193 $ 231 $ 162 $ 277 $ 132 $ 111 $ 115 Marketable securities $— $203 $192 $175 $108 $50 $124 $102 $75 HY notes ($600) ($600) ($600) ($600) ($600) ($600) ($600) ($600) ($600) 2nd lien notes ($300) $— $— $— $— $— $— $— $— Term loans ($143) ($1,152) ($1,140) ($1,129) ($1,121) ($1,097) ($1,076) ($1,100) ($1,103) Revolver ($329) $— $— $— $— $— $— $— $— Other debt ($13) ($13) ($11) ($10) ($9) ($8) ($7) ($7) ($8) Net debt ($1,348) ($1,379) ($1,366) ($1,333) ($1,461) ($1,378) ($1,427) ($1,494) ($1,520) Net Income (Loss) Attributable to Cimpress ($39) ($68) ($7) $55 ($72) ($31) ($25) ($140) ($49) Q3 FY21 Q4 FY21 Q1 FY22 Q2 FY22 Q3 FY22 Q4 FY22 Q1 FY23 Q2FY23 Q3FY23 Weighted Average Shares Outstanding (Millions) (2) 26.0 26.0 26.1 26.1 26.1 26.1 26.2 26.2 26.3 26.0 26.0 26.1 26.4 26.1 26.1 26.2 26.2 26.3 Basic Diluted Q3FY21 Q4FY21 Q1FY22 Q2FY22 Q3FY22 Q4FY22 Q1FY23 Q2FY23 Q3FY23 (1) Excludes debt issuance costs, debt premiums and discounts. Values may not sum to total due to rounding. (2) Basic and diluted shares are the same in certain periods where we reported a GAAP net loss. Please see non-GAAP reconciliations at the end of this document. Page 9 of 34

INCOME STATEMENT HIGHLIGHTS Our reported revenue grew 13% for Q3 and organic constant-currency revenue grew 16%, with double-digit growth across most of our businesses. We recorded a GAAP operating loss of $12.2 million compared to an operating loss of $28.4 million in the year- ago period. Gross profit increased $37.3 million on higher volume, improved pricing and an easing of year-over-year inflationary pressures. We also drove efficiencies in operating expenses including in advertising. Additionally, operating income included a $1.7 million year-over-year benefit from the cost reduction actions taken and disclosed in March 2023. All of these factors were partially offset by a $26.7 million year-over-year increase in restructuring expense related to those recent cost reduction actions. Adjusted EBITDA for Q3 FY2023 was $69.1 million, up $35.5 million from $33.6 million in Q3 FY2022 as most of the items described in operating income above also influence adjusted EBITDA (with the exception of restructuring expenses that are not included in adjusted EBITDA). Additionally, we use derivative contracts to hedge the economic currency risk within adjusted EBITDA, and we include any realized gains or losses from these contracts in adjusted EBITDA. The net impact of year-over- year currency movements on adjusted EBITDA was favorable in Q3 FY2023 by $1.6 million. GAAP net (loss) income per diluted share for the third quarter was $(1.88), versus $(2.75) in the same quarter a year ago. In addition to the improved operating loss, our income tax expense was significantly lower year-over-year in Q3 FY2023. These positive trends were partially offset by increased interest expense and a year-over-year impact from the net effect of realized currency gains and unrealized currency losses in other income (expense), net (details on page 21). (continued on next page) Revenue & Reported Revenue Growth (Decline) $573 $635 $658 $850 $657 $723 $703 $845 $742 (4)% 48% 12% 9% 15% 14% 7% (1)% 13% Q3FY21 Q4FY21 Q1FY22 Q2FY22 Q3FY22 Q4FY22 Q1FY23 Q2FY23 Q3FY23 Organic Constant-Currency Revenue Growth (Decline) (10)% 38% 9% 9% 17% 19% 14% 5% 16% Q3FY21 Q4FY21 Q1FY22 Q2FY22 Q3FY22 Q4FY22 Q1FY23 Q2FY23 Q3FY23 GAAP Operating Income (Loss) ($M) & Margin (%) (Quarterly) ($16) $9 $17 $86 ($28) ($27) ($18) $34 ($12) (3)% 1% 3% 10% (4)% (4)% (3)% 4% (2)% Q3FY21 Q4FY21 Q1FY22 Q2FY22 Q3FY22 Q4FY22 Q1FY23 Q2FY23 Q3FY23 Adjusted EBITDA ($M) & Margin (%) (Quarterly) $55 $62 $68 $142 $34 $38 $46 $111 $69 10% 10% 10% 17% 5% 5% 7% 13% 9% Q3FY21 Q4FY21 Q1FY22 Q2FY22 Q3FY22 Q4FY22 Q1FY23 Q2FY23 Q3FY23 Please see non-GAAP reconciliations at the end of this document. Page 10 of 34

INCOME STATEMENT HIGHLIGHTS (CONTINUED) Gross profit (revenue minus the cost of revenue) increased year over year by $37.3 million in the third quarter as revenue growth, including from pricing increases and volume growth, outpaced the negative impacts of currency movements and inflationary pressures. As a reminder, we started to see significant increases to material, energy and labor costs midway through FY2022, so we are now passing the anniversary of many of those increases, and those cost pressures are subsiding. Gross margin (revenue minus the cost of revenue expressed as a percent of revenue) in the third quarter was 46.8%, down 30 bps compared to Q3 FY2022. Contribution profit (revenue minus the cost of revenue, advertising and payment processing) increased year over year by $35.2 million in the third quarter, due to gross profit increases and relatively flat advertising spend (advertising expense increased modestly from $96.7 million in Q3 FY2022 to $97.5 million in Q3 FY2023). Contribution margin (revenue minus the cost of revenue, the cost of advertising and payment processing, expressed as a percent of revenue) in the third quarter was 31.8%, up from 30.6% in the same quarter a year ago as the slight decline in gross margin was more than offset by lower advertising as a percent of revenue. Advertising as a percent of revenue decreased year over year for the third quarter from 14.7% to 13.1% driven by a year-over-year decrease in Vista. GAAP Operating Income & Adj. EBITDA ($M) (TTM) $111 $124 $104 $96 $84 $47 $12 ($40) ($24) $351 $349 $328 $327 $306 $281 $259 $228 $264 TTM OI TTM Adj EBITDA Q3FY21 Q4FY21 Q1FY22 Q2FY22 Q3FY22 Q4FY22 Q1FY23 Q2FY23 Q3FY23 Gross Profit ($M) & Gross Margin (%) $277 $311 $319 $426 $310 $340 $326 $390 $347 48.3% 49.0% 48.5% 50.1% 47.1% 47.1% 46.3% 46.1% 46.8% Gross Profit Gross Margin % Q3 FY21 Q4 FY21 Q1 FY22 Q2 FY22 Q3 FY22 Q4 FY22 Q1 FY23 Q2FY23 Q3FY23 Contribution Profit ($M) & Contribution Margin (%) $189 $212 $219 $299 $201 $215 $204 $259 $236 33.0% 33.4% 33.2% 35.2% 30.6% 29.7% 29.0% 30.6% 31.8% Contribution Profit Contribution Margin % Q3 FY21 Q4 FY21 Q1 FY22 Q2 FY22 Q3 FY22 Q4 FY22 Q1 FY23 Q2FY23 Q3FY23 Please see non-GAAP reconciliations at the end of this document. Page 11 of 34

CASH FLOW

We generated $12.6 million of **cash from operations** in Q3 FY2023, compared to a use of $48.2 million in the year-ago period. In addition to the $35.5 million increase to adjusted EBITDA described on page 10, working capital was more favorable than the prior year driven by movements in accounts payable and accrued expenses relative to the year-ago period, which were influenced by lower advertising spend payments following our Q2 seasonal peak. Cash restructuring payments were $5.0 million higher than the year-ago period, cash interest payments were $4.0 million higher than the year-ago period, and cash tax payments were $4.6 million higher.

As described previously, during Q1 FY2023, we built up safety stock inventory ahead of the seasonal peak and also to mitigate risk of material shortages in Europe connected to potential energy disruption. During Q3 FY2023 we continued to work that inventory down as planned, leading to cash inflows for inventory of $23.7 million. However, this was partially offset by payments to suppliers for those materials. We expect further working capital benefit from the reduction of this safety stock inventory over the next several quarters.

Adjusted free cash flow was an outflow of $13.3 million in the third quarter of FY2023 compared to an outflow of $81.5 million in the same period a year ago. Adjusted free cash flow improved as a result of the increase in our operating cash flow described above, as well as a decline of $4.6 million in capital expenditures year over year, and a decline of $2.8 million in capitalized software expense.

For our internal management reporting and budgeting we use **unlevered free cash flow**, which we define as adjusted free cash flow plus cash interest, net. The charts at the right illustrate these components on a quarterly and trailing-twelve-month basis.

Adjusted Free Cash Flow & Cash Interest, Net ($M) (Quarterly)


FCF
Cash interest, net
Q3FY21
Q4FY21
Q1FY22
Q2FY22
Q3FY22
Q4FY22
Q1FY23
Q2FY23
Q3FY23

	Q3 21	Q4 21	Q1 22	Q2 22	Q3 22	Q4 22	Q1 23	Q2 23	Q3 23
Adj. FCF	($62)	$15	$12	$109	($82)	$61	($52)	$52	($13)
Interest	$8	$50	$14	$35	$13	$34	$13	$33	$17

Adjusted Free Cash Flow & Cash Interest, Net ($M) (TTM)


FCF
Cash interest, net
$95
$185
$115
$166
$120
$96
$106
$74
$111
$55
$95
$100
$94
$36
$92
$(21)
$96
$47
Q3FY21
Q4FY21
Q1FY22
Q2FY22
Q3FY22
Q4FY22
Q1FY23
Q2FY23
Q3FY23

Please see non-GAAP reconciliations at the end of this document.

Page 12 of 34

CASH FLOW (CONTINUED)

Cash Flow from Operations ($M) (Quarterly)


$(37)
$46
$37
$143
($48)
$88
($25)
$81
$13
Q3FY21
Q4FY21
Q1FY22
Q2FY22
Q3FY22
Q4FY22
Q1FY23
Q2FY23
Q3FY23

Cash Flow from Operations ($M) (TTM)


$273
$265
$196
$189
$178
$220
$158
$96
$156
Q3FY21
Q4FY21
Q1FY22
Q2FY22
Q3FY22
Q4FY22
Q1FY23
Q2FY23
Q3FY23

Certain Cash Payments Impacting Cash Flow from Operations ($M) (Quarterly)


Cash restructuring
Cash interest, net
$8
$8
$—
$52
$50
$2
$14
$14
$—
$35
$35
$—
$13
$13
$—
$34
$34
$—
$21
$13
$8
$35
$33
$2
$22
$17
$5
Q3FY21
Q4FY21
Q1FY22
Q2FY22
Q3FY22
Q4FY22
Q1FY23
Q2FY23
Q3FY23

Certain Cash Payments Impacting Cash Flow from Operations ($M) (TTM)


Cash restructuring
Cash interest, net
$103
$95
$8
$122
$115
$7
$124
$120
$4
$109
$106
$3
$114
$111
$3
$95
$95
$—
$102
$94
$8
$102
$92
$10
$111
$96
$15
Q3FY21
Q4FY21
Q1FY22
Q2FY22
Q3FY22
Q4FY22
Q1FY23
Q2FY23
Q3FY23

Capital Expenditures & Capitalization of Software & Website Development Costs ($M) (Quarterly)


Capital expenditures
Capitalized software
$25
$19
$6
$32
$16
$16
$25
$16
$9
$34
$16
$18
$34
$18
$16
$27
$15
$12
$27
$15
$12
$29
$14
$15
$26
$15
$11
Q3FY21
Q4FY21
Q1FY22
Q2FY22
Q3FY22
Q4FY22
Q1FY23
Q2FY23
Q3FY23

Capital Expenditures & Capitalization of Software & Website Development Costs ($M) (TTM)


Capital expenditures
Capitalized software
$88
$53
$35
$100
$61
$39
$101
$62
$39
$115
$67
$48
$123
$65
$58
$119
$65
$54
$122
$65
$57
$116
$62
$54
$109
$60
$49
Q3FY21
Q4FY21
Q1FY22
Q2FY22
Q3FY22
Q4FY22
Q1FY23
Q2FY23
Q3FY23

Please see non-GAAP reconciliations at the end of this document.

Page 13 of 34

DEBT As of March 31, 2023, our total debt, net of issuance costs, was $1,693.4 million. Net debt, excluding issuance costs, other debt discounts and premiums, and net of cash, cash equivalents and current and non-current marketable securities, was $1,520.4 million, up from $1,493.5 million as of December 31, 2022, as a result of the cash outflows in the quarter described on page 12. Our capital structure includes significant liquid assets on our balance sheet and, therefore, we look at net leverage instead of gross leverage. The calculation of our debt- covenant-defined leverage ratio (net debt to trailing-twelve- month EBITDA) uses definitions of both debt and EBITDA that differ from the corresponding figures reported in this document. Our consolidated net leverage ratio as calculated per our credit agreement was 4.83 as of March 31, 2023, a decrease from 5.52 as of December 31, 2022. Our first lien net leverage ratio was 2.97 as of March 31, 2023, down from 3.34 at December 31, 2022. The decrease in leverage since December 31, 2022 is primarily due to an increase in trailing-twelve-month EBITDA, including an allowable pro forma benefit for a portion of the cost reduction actions that we took in March. We remain committed to reducing our net leverage significantly through adjusted EBITDA expansion and reducing net debt, and we expect our liquidity to build from the $189.8 million of cash and marketable securities we had as of March 31, 2023 in line with our previously disclosed plans. Our capital structure contains a mix of fixed and variable- rate debt. In order to mitigate our exposure to interest rate changes related to our variable-rate debt, we execute interest rate swap contracts to fix the interest rate on a portion of our outstanding or forecasted long-term debt with varying maturities. As of March 31, 2023, we had $1,102.5 million of variable-rate debt, and interest rate swap contracts with a notional value of $400.0 million already accruing interest. A hypothetical 100 basis point increase in rates following March 31, 2023, inclusive of our outstanding interest rate swaps, would result in a $7.7 million impact to interest expense over the next 12 months. This does not include any yield we get from cash and marketable securities. We did not repurchase any shares or bonds in Q3 FY2023. Consolidated Net Leverage Ratio* 3.77 3.72 3.87 3.85 4.44 4.23 4.82 5.52 4.83 Q3FY21 Q4FY21 Q1FY22 Q2FY22 Q3FY22 Q4FY22 Q1FY23 Q2FY23 Q3FY23 *Consolidated Leverage Ratio as calculated per our credit agreement definitions. Cash, Equivalents and Marketable Securities ($M) $36 $386 $386 $406 $269 $327 $256 $213 $190 $183 $193 $231 $162 $277 $132 $111 $115 $152 $152 $147 $96 $50 $102 $85 $68 $51 $40 $28 $12 $— $22 $17 $6 Cash and equivalents Marketable securities (current) Marketable securities (non-current) Q3FY21 Q4FY21 Q1FY22 Q2FY22 Q3FY22 Q4FY22 Q1FY23 Q2FY23 Q3FY23 Interest Expense Related to Borrowing ($M)* (Income Statement View) $29 $25 $25 $24 $24 $25 $31 $31 $77 $29 $29 $29 $2 $1 $48 Interest epense related to borrowing Interest expense related to mandatorily redeemable noncontrolling interest accretion Loss on early extinguishment of debt Q3FY21 Q4FY21 Q1FY22 Q2FY22 Q3FY22 Q4FY22 Q1FY23 Q2FY23 Q3FY23 *Excludes interest expense associated with investment consideration. Please see non-GAAP reconciliations at the end of this document. Page 14 of 34

SEGMENT RESULTS

VISTA

Vista's Q3 FY2023 revenue grew 14% year over year on a reported basis and 16% on an organic constant-currency basis. New customer count and new customer bookings grew across all major markets, as did repeat customer bookings. Promotional products, apparel, and gifts was our fastest-growing product category, with business cards, marketing materials, packaging and labels, and signage all showing strong year-over-year growth as well. Revenue was negatively impacted by a year-over-year decline in face mask sales of $1.7 million and a decline in reported revenue from Japan of $2.1 million as we shut down that business in Q1 FY2023.

Vista segment EBITDA grew year over year by $34.9 million in Q3 FY2023 through a combination of factors, including revenue growth from pricing changes and volume growth. Gross margins were flat year over year as inflationary pressure began to stabilize and pricing has improved.

Vista's advertising spend decreased $4.1 million year over year, and as a percent of revenue decreased from 17.6% in the prior-year quarter to 14.5% in Q3 FY2023, as a result of increased efficiency and a reduction of spend in non-core categories. We expect quarter-to-quarter fluctuations in advertising as a percentage of revenue depending on the intensity and timing of mid- and upper-funnel spend programs. As outlined in our mid-year investor update, in H1 FY2023 we tested a higher mix of mid- and upper-funnel advertising spend compared to lower-funnel spend, which we believe should help us improve awareness and consideration with customers and prospects and reduce our reliance on paid search advertising. The learnings from these tests will help to inform an evolved mix of spend going forward.

Additionally, we delivered operating expense efficiencies this quarter in Vista, including a $1.4 million benefit from the cost reductions we implemented and announced in March.

Currency fluctuations had an immaterial impact on Vista segment EBITDA for Q3 FY2023.



Revenue ($M) & Reported Revenue Growth Quarterly
$322
$346
$349
$448
$349
$368
$369
$438
$397
2%
42%
6%
4%
8%
6%
6%
(2%)
14%
Q3FY21
Q4FY21
Q1FY22
Q2FY22
Q3FY22
Q4FY22
Q1FY23
Q2FY23
Q3FY23



Organic Constant-Currency Revenue Growth Quarterly
(5)%
32%
2%
3%
8%
8%
8%
2%
16%
Q3FY21
Q4FY21
Q1FY22
Q2FY22
Q3FY22
Q4FY22
Q1FY23
Q2FY23
Q3FY23



Segment EBITDA ($M) & Segment EBITDA Margin Quarterly
$63
$56
$67
$91
$26
$12
$31
$55
$60
19%
16%
19%
20%
7%
3%
8%
13%
15%
Q3FY21
Q4FY21
Q1FY22
Q2FY22
Q3FY22
Q4FY22
Q1FY23
Q2FY23
Q3FY23



Vista Advertising ($M) & as % of Revenue
Lower-funnel ($M)
Mid- & upper-funnel ($M)
Total as % of revenue
$45
$8
$37
14%
$60
$14
$46
17%
$48
$3
$45
14%
$73
$4
$69
16%
$62
$10
$51
18%
$81
$17
$64
22%
$68
$19
$49
18%
$77
$20
$57
18%
$57
$10
$47
15%
Q3 FY21
Q4 FY21
Q1 FY22
Q2 FY22
Q3 FY22
Q4 FY22
Q1 FY23
Q2FY23
Q3FY23

Please see non-GAAP reconciliations at the end of this document.

Page 15 of 34

UPLOAD AND PRINT

Financial results for PrintBrothers and The Print Group are presented on page 6 of this document, as well as on the next page.

Combined upload and print revenue (i.e., the combination of revenue for PrintBrothers and The Print Group, adjusted to exclude inter-segment revenue when conducted between businesses in these segments) in Q3 FY2023 grew year over year by 15% at reported currency rates, or 21% on an organic constant-currency basis. These businesses continue to execute well, with growth from higher pricing and, for our largest businesses in these segments, significantly higher new customer and overall order volumes. Growth has begun to moderate as we have begun to lap the year-ago period in which we began to increase prices.

Combined upload and print EBITDA increased year over year by 21%, or $5.2 million, in Q3 FY2023, as revenue growth translated to gross profit and contribution profit increases, while operating expenses grew more modestly. Year-over-year currency fluctuations had an approximately $1.1 million negative impact on combined upload and print EBITDA in the third quarter. As a reminder, realized gains or losses on currency hedges that we include in adjusted EBITDA are not allocated to segment-level EBITDA.

On a year-to-date basis for FY2023, the impact of currency fluctuations negatively impacted combined upload and print EBITDA by $8.8 million.

WHAT BUSINESSES ARE IN THESE SEGMENTS?

PRINTBROTHERS:

WirmachenDruck.de druck.at Drukwerkdeal

THE PRINT GROUP:

pixartprinting exaprint TRADEPRINT.CO.UK easyflyer

Please see non-GAAP reconciliations at the end of this document. Page 16 of 34

PRINTBROTHERS: Revenue ($M) & Reported Revenue Growth Quarterly $94 $106 $125 $138 $120 $144 $133 $149 $140 (14)% 46% 25% 13% 28% 36% 6% 8% 16% Q3FY21 Q4FY21 Q1FY22 Q2FY22 Q3FY22 Q4FY22 Q1FY23 Q2FY23 Q3FY23 Organic Constant-Currency Revenue Growth Quarterly (21)% 34% 24% 18% 36% 52% 22% 18% 22% Q3FY21 Q4FY21 Q1FY22 Q2FY22 Q3FY22 Q4FY22 Q1FY23 Q2FY23 Q3FY23 Segment EBITDA ($M) & Segment EBITDA Margin Quarterly $8 $9 $16 $19 $12 $19 $15 $20 $16 8% 9% 13% 14% 10% 14% 11% 13% 11% Q3FY21 Q4FY21 Q1FY22 Q2FY22 Q3FY22 Q4FY22 Q1FY23 Q2FY23 Q3FY23 THE PRINT GROUP: Revenue ($M) & Reported Revenue Growth Quarterly $60 $73 $73 $90 $75 $91 $77 $89 $86 (13)% 56% 10% 18% 26% 25% 6% (1)% 13% Q3FY21 Q4FY21 Q1FY22 Q2FY22 Q3FY22 Q4FY22 Q1FY23 Q2FY23 Q3FY23 0 100 Organic Constant-Currency Revenue Growth Quarterly (20)% 43% 8% 23% 35% 42% 24% 11% 19% Q3FY21 Q4FY21 Q1FY22 Q2FY22 Q3FY22 Q4FY22 Q1FY23 Q2FY23 Q3FY23 Segment EBITDA ($M) & Segment EBITDA Margin Quarterly $6 $12 $14 $16 $12 $16 $12 $14 $14 11% 16% 20% 18% 16% 18% 16% 15% 16% Q3FY21 Q4FY21 Q1FY22 Q2FY22 Q3FY22 Q4FY22 Q1FY23 Q2FY23 Q3FY23 Please see non-GAAP reconciliations at the end of this document. Page 17 of 34

NATIONAL PEN

National Pen's Q3 FY2023 revenue grew 12% year over year on a reported basis and 15% on an organic constant-currency basis, with significant growth in e-commerce and distributor channels, as well as sales to other Cimpress businesses.

Segment EBITDA decreased year over year by $2.4 million in Q3 FY2023. Gross profits grew year over year, but the margin was lower as a result of some temporary duplicative overhead costs as European production is in process of moving to a lower-cost market, as well as the impact of product mix shifts. Year-over-year movements in currency rates negatively impacted National Pen segment EBITDA by $1.1 million. As a reminder, realized gains or losses on currency hedges that we include in adjusted EBITDA are not allocated to segment-level EBITDA.

On a year-to-date basis for FY2023, the impact of currency fluctuations negatively impacted National Pen segment EBITDA by $6.5 million.


Revenue ($M) & Reported Revenue Growth
Quarterly
$62
$69
$69
$125
$72
$76
$82
$121
$81
(9%)
109%
2%
9%
16%
10%
18%
(3%)
12%
Q3FY21
Q4FY21
Q1FY22
Q2FY22
Q3FY22
Q4FY22
Q1FY23
Q2FY23
Q3FY23


Organic Constant-Currency Revenue Growth
Quarterly
(12%)
103%
2%
11%
19%
14%
24%
3%
15%
Q3FY21
Q4FY21
Q1FY22
Q2FY22
Q3FY22
Q4FY22
Q1FY23
Q2FY23
Q3FY23


Segment EBITDA (Loss) ($M) &
Segment EBITDA (Loss) Margin
Quarterly
(5%)
($3)
$7
10%
(12%)
($8)
$32
25%
(1%)
($1)
$4
6%
(2%)
($1)
$25
21%
(4%)
($3)
Q3FY21
Q4FY21
Q1FY22
Q2FY22
Q3FY22
Q4FY22
Q1FY23
Q2FY23
Q3FY23

Please see non-GAAP reconciliations at the end of this document.

Page 18 of 34

ALL OTHER BUSINESSES Revenue in our All Other Businesses segment grew 1% year over year in Q3 on both a reported basis and an organic constant-currency basis. BuildASign generates the majority of revenue in this segment, and revenue in this business was flat year over year, with mixed performance by product line. Printi delivered solid revenue growth in Q3. Q3 FY2023 segment EBITDA declined by $1.0 million year over year as a result of increased labor and marketing costs, in combination with lower revenue growth, in BuildASign. The year-over-year segment EBITDA benefit from exiting our business in China earlier this year was $0.4M in Q3 FY2023. BUSINESSES IN THIS REPORTABLE SEGMENT: Following the exit of our business in China, which we completed in early Q3 FY2023 and is therefore still included in year-over-year organic comparisons, this reportable segment includes only BuildASign and Printi. BuildASign is an e-commerce provider of canvas-print wall décor, business signage and other large-format printed products, based in Austin, Texas. In Q4 FY2021, BuildASign acquired a small business in a new product category. Printi, the online printing leader in Brazil, offers a superior customer experience with transparent and attractive pricing, reliable service and quality. Revenue ($M) & Reported Revenue Growth Quarterly $44 $49 $48 $58 $48 $52 $52 $60 $49 12% 16% 10% 4% 10% 5% 8% 4% 1% Q3FY21 Q4FY21 Q1FY22 Q2FY22 Q3FY22 Q4FY22 Q1FY23 Q2FY23 Q3FY23 Organic Constant-Currency Revenue Growth Quarterly 15% 13% 5% —% 5% 3% 8% 3% 1% Q3FY21 Q4FY21 Q1FY22 Q2FY22 Q3FY22 Q4FY22 Q1FY23 Q2FY23 Q3FY23 Segment EBITDA ($M) & Segment EBITDA Margin Quarterly $7 $6 $5 $6 $6 $6 $6 $5 $5 15% 12% 10% 11% 12% 12% 12% 9% 10% Q3FY21 Q4FY21 Q1FY22 Q2FY22 Q3FY22 Q4FY22 Q1FY23 Q2FY23 Q3FY23 Please see non-GAAP reconciliations at the end of this document. Page 19 of 34

CENTRAL AND CORPORATE COSTS

Central and corporate costs decreased 5% year over year in Q3 FY2023 from $36.1 million to $34.4 million. Unallocated share-based compensation (SBC) drove a $5.8 million year-over-year benefit in this cost category due to accounting timing of older grants that is more favorable than the straight-line expense that we allocate to our segments.

Excluding unallocated SBC, central and corporate costs were up 12%, or $4.1 million, year over year during the third quarter, due to volume-related increases to central operating costs and increased corporate costs, partially offset by year-over-year currency benefits.

WHAT ARE CENTRAL AND CORPORATE COSTS?	
Unallocated Share Based Comp	The GAAP accounting value of performance share units (PSUs) across Cimpress, minus what we cross-charge either to our businesses or to the above central cost categories. We cross-charge the cash grant value of a long-term incentive award.
MCP Investment	Software engineering and related costs to expand the functionality of our mass customization platform (MCP).
Central Operating Costs	Our operationally oriented shared-service organizations of (1) global procurement, (2) the technical maintenance and hosting of the MCP, (3) privacy and information security management and (4) the administrative costs of our Cimpress India offices where numerous Cimpress businesses have dedicated business-specific team members. These costs are required to operate our businesses.
Corporate Costs	Corporate activities, including the office of the CEO, the board, directors and officers insurance, treasury, tax, capital allocation, financial consolidation, audit, corporate legal, internal company-wide communications, investor relations and corporate strategy.

Central and Corporate Costs ($M) Quarterly



Corporate Costs
Central Operating Costs*
MCP Investment
Unallocated SBC
$33
$1
$6
$12
$12
$37
$4
$7
$14
$12
$34
$1
$5
$16
$12
$35
$2
$6
$16
$11
$36
$2
$6
$16
$12
$39
$2
$7
$18
$13
$35
$6
$17
$13
($1)
$34
$6
$17
$13
($2)
$34
$6
$17
$16
($4)
Q3FY21
Q4FY21
Q1FY22
Q2FY22
Q3FY22
Q4FY22
Q1FY23
Q2FY23
Q3FY23

Central and Corporate Costs Excluding Unallocated Share-Based Comp* ($M and as a % of Total Revenue)



$31
5%
$34
5%
$33
5%
$33
4%
$34
5%
$37
5%
$36
5%
$36
4%
$38
5%
Q3FY21
Q4FY21
Q1FY22
Q2FY22
Q3FY22
Q4FY22
Q1FY23
Q2FY23
Q3FY23

**We present this cost category excluding the Unallocated SBC to help our investors see the potential for scale leverage in these central costs without the volatility and accounting complexities of the Unallocated SBC. For avoidance of doubt, we view SBC as a cost, and believe investors should too. As a reminder, we charge our businesses a cost based on the cash value of long-term incentive grants, which excludes some of these accounting complexities, and which is included in each segment's results each period. All numbers are rounded to the nearest million and may not sum to total Central and Corporate Costs when combined with the rounded Unallocated SBC figures in the chart above.*

Please see non-GAAP reconciliations at the end of this document.

Page 20 of 34

CURRENCY IMPACTS

Changes in currency rates negatively impacted our year-over-year reported revenue growth by about 300 basis points in Q3 FY2023. There are many natural expense offsets in local currencies in our business, so the net currency impact to our bottom line is less pronounced than it is to revenue. We look at constant-currency growth rates to understand revenue trends excluding currency changes.

Our most significant net currency exposures by volume are the Euro and the British Pound (GBP). We enter into currency derivative contracts to hedge the risk for certain currencies where we have a net adjusted EBITDA exposure. Our hedging approach results in hedging close to 100% of our forecasted Euro and GBP net exposures for the upcoming 12 months, with a declining hedge percentage out to 24 months. For certain other currencies with a smaller net impact, we hedge close to 100% of our forecasted net exposures for the upcoming 6 months, with a declining hedge percentage out to 15 months. We hedge our adjusted EBITDA exposures because a slightly different but similar EBITDA measure is the primary metric normally used in our debt covenants.

We do not apply hedge accounting to these hedges, which increases the volatility of the gains or losses that are included in our net income from quarter to quarter. Realized and unrealized gains or losses from these hedges are recorded in Other income (expense), net, along with other currency-related gains or losses. The realized gains or losses on our hedging contracts are added to our adjusted EBITDA to show the economic impact of our hedging activities.

Our Other income (expense), net was $1.4 million in Q3 FY2023, mainly driven by:

- Realized gains on certain currency hedges intended to hedge EBITDA were $4.8 million for the third quarter. These realized gains affect our net income, adjusted EBITDA, and adjusted free cash flow. They are not allocated to segment-level EBITDA.
- Net losses were $3.4 million in Q3, primarily related to unrealized losses on the revaluation of currency derivatives, and intercompany, cash and debt balances. These are included in our net income but excluded from our adjusted EBITDA.

Overall, for the reasons described above, year-over-year fluctuations in currencies create different impacts on the various financial results you see throughout this document. At the top right of this page is a table describing these directional net currency impacts when compared to the prior-year period.

	Y/Y Impact from Currency*	
Financial Measure	**Q3 FY2023**	**YTD Q3 FY2023**
Revenue	Negative	Negative
Operating income	Neutral	Negative
Net income	Negative	Negative
Segment EBITDA	Mixed by segment	Mixed by segment
Adjusted EBITDA	Positive	Positive
Adjusted free cash flow	Positive	Positive

**Net income includes both realized and unrealized gains or losses from currency hedges and intercompany loan balances. Adjusted EBITDA includes only realized gains or losses from certain currency hedges. Adjusted free cash flow includes realized gains or losses on currency hedges as well as the currency impact of the timing of receivables, payments and other working capital settlements. Revenue, operating income and segment EBITDA do not reflect any impacts from currency hedges or balance sheet translation.*

Other Income (Expense), Net ($M)



$10
($3)
$13
$13
$12
$23
$27
($17)
$1
Q3FY21
Q4FY21
Q1FY22
Q2FY22
Q3FY22
Q4FY22
Q1FY23
Q2FY23
Q3FY23

Realized Gains (Losses) on Certain Currency Derivatives Intended to Hedge EBITDA ($M)



($2)
($5)
($4)
$1
$2
$5
$7
$15
$5
Q3FY21
Q4FY21
Q1FY22
Q2FY22
Q3FY22
Q4FY22
Q1FY23
Q2FY23
Q3FY23

Please see non-GAAP reconciliations at the end of this document.

Page 21 of 34

CIMPRESS PLC CONSOLIDATED BALANCE SHEETS (unaudited in thousands, except share and per share data) March 31, 2023 June 30, 2022 Assets Current assets: Cash and cash equivalents . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 114,990 $ 277,053 Marketable securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 68,305 49,952 Accounts receivable, net of allowances of $5,957 and $6,140, respectively . . . . . . . . . . . . . . . . . 67,869 63,885 Inventory . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 116,379 126,728 Prepaid expenses and other current assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 102,582 108,697 Total current assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 470,125 626,315 Property, plant and equipment, net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 284,128 286,826 Operating lease assets, net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 75,406 80,694 Software and website development costs, net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 95,511 90,474 Deferred tax assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10,093 113,088 Goodwill . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 787,291 766,600 Intangible assets, net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 119,931 154,730 Marketable securities, non-current . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6,466 — Other assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 44,486 48,945 Total assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 1,893,437 $ 2,167,672 Liabilities, noncontrolling interests and shareholders’ deficit Current liabilities: Accounts payable . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 263,980 $ 313,710 Accrued expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 300,013 253,841 Deferred revenue . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 55,222 58,861 Short-term debt . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10,696 10,386 Operating lease liabilities, current . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23,855 27,706 Other current liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21,824 28,035 Total current liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 675,590 692,539 Deferred tax liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 43,759 41,142 Long-term debt . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1,682,658 1,675,562 Operating lease liabilities, non-current . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 53,404 57,474 Other liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 87,927 64,394 Total liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2,543,338 2,531,111 Redeemable noncontrolling interests . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11,974 131,483 Shareholders’ deficit: Ordinary shares, nominal value €0.01 per share, 100,000,000 shares authorized; 44,285,490 and 44,083,569 shares issued; 26,314,243 and 26,112,322 shares outstanding, respectively . . 615 615 Deferred ordinary shares, nominal value €1.00 per share, 25,000 shares authorized, none and 25,000 issued and outstanding, respectively . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . — — Treasury shares, at cost, 17,971,247 for both periods presented . . . . . . . . . . . . . . . . . . . . . . . . . . . (1,363,550) (1,363,550) Additional paid-in capital . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 528,983 501,003 Retained earnings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 206,826 414,138 Accumulated other comprehensive loss . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (35,291) (47,128) Total shareholders’ deficit attributable to Cimpress plc . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (662,417) (494,922) Noncontrolling interests . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 542 — Total liabilities, noncontrolling interests and shareholders’ deficit . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 1,893,437 $ 2,167,672 Page 22 of 34

CIMPRESS PLC
CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited in thousands, except share and per share data)

	Three Months Ended March 31,		Nine Months Ended March 31,	
	2023	2022	2023	2022
Revenue	$742,164	$657,412	$2,290,781	$2,164,727
Cost of revenue (1)	394,908	347,452	1,228,036	1,110,378
Technology and development expense (1)	78,287	75,291	230,485	212,835
Marketing and selling expense (1, 2)	187,234	194,618	593,312	577,931
General and administrative expense (1)	52,578	50,888	156,441	144,162
Amortization of acquired intangible assets	11,239	14,180	35,951	41,520
Restructuring expense (1)	30,115	3,420	43,142	3,418
(Loss) income from operations	(12,197)	(28,437)	3,414	74,483
Other income, net	1,377	12,321	11,382	38,330
Interest expense, net	(30,515)	(24,247)	(83,918)	(75,304)
(Loss) income before income taxes	(41,335)	(40,363)	(69,122)	37,509
Income tax expense	8,475	29,529	143,969	56,208
Net loss	(49,810)	(69,892)	(213,091)	(18,699)
Add: Net loss (income) attributable to noncontrolling interest	484	(1,925)	(1,676)	(5,027)
Net loss attributable to Cimpress plc	($49,326)	($71,817)	($214,767)	($23,726)
Basic and diluted net loss per share attributable to Cimpress plc	($1.88)	($2.75)	($8.19)	($0.91)
Weighted average shares outstanding — basic and diluted	26,268,301	26,102,610	26,226,989	26,090,460

(1) Share-based compensation is allocated as follows:

	Three Months Ended March 31,		Nine Months Ended March 31,	
	2023	2022	2023	2022
Cost of revenue	$ 42	$ 137	$ 411	$ 380
Technology and development expense	2,500	3,397	9,808	9,655
Marketing and selling expense	(323)	2,961	3,888	8,436
General and administrative expense	5,023	6,209	15,157	17,744
Restructuring expense	1,492	—	2,141	—

(2) Marketing and selling expense components are as follows:

	Three Months Ended March 31,		Nine Months Ended March 31,	
	2023	2022	2023	2022
Advertising	$ 97,508	$ 96,702	$ 322,497	$ 295,909
Payment processing	13,634	12,339	41,228	39,685
All other marketing and selling expense	76,092	85,577	229,587	242,337

Page 23 of 34

CIMPRESS PLC CONSOLIDATED STATEMENTS OF CASH FLOWS (unaudited in thousands) Three Months Ended March 31, Nine Months Ended March 31, 2023 2022 2023 2022 Operating activities Net loss . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ (49,810) $ (69,892) $ (213,091) $ (18,699) Adjustments to reconcile net loss to net cash provided by operating activities: Depreciation and amortization . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 39,751 43,651 121,567 133,397 Share-based compensation expense . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8,734 12,704 31,405 36,215 Deferred taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (943) 22,659 115,984 26,636 Unrealized loss (gain) on derivatives not designated as hedging instruments included in net loss . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6,615 (2,619) 32,512 (25,639) Effect of exchange rate changes on monetary assets and liabilities denominated in non-functional currency . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (1,990) 455 (6,972) (5,847) Other non-cash items . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3,292 (6,505) 15,200 (8,204) Changes in operating assets and liabilities, net of effects of businesses acquired: . Accounts receivable . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 625 (4,662) (4,840) (17,764) Inventory . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23,654 (8,637) (2,595) (31,964) Prepaid expenses and other assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8,105 (8,807) (5,071) (18,776) Accounts payable . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (55,954) (33,458) (44,994) 35,860 Accrued expenses and other liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 30,520 6,916 29,369 26,501 Net cash provided by (used in) operating activities 12,599 (48,195) 68,474 131,716 Investing activities Purchases of property, plant and equipment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (10,996) (15,603) (37,486) (42,142) Business acquisitions, net of cash acquired . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . — (6,312) (498) (75,258) Capitalization of software and website development costs . . . . . . . . . . . . . . . . . . . . . . . (14,935) (17,741) (44,181) (49,875) Purchases of marketable securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . — — (84,030) — Proceeds from maturity of held-to-maturity investments . . . . . . . . . . . . . . . . . . . . . . . . . 27,780 66,679 60,110 93,679 Proceeds from the sale of subsidiaries, net of transaction costs and cash divested . (4,130) — (4,130) — Proceeds from the sale of assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 499 1,631 1,864 27,466 Payments for the settlement of derivatives designated as hedging instruments . . . . . — — — (1,880) Other investing activities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . — — — (617) Net cash (used in) provided by investing activities (1,782) 28,654 (108,351) (48,627) Financing activities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Proceeds from borrowings of debt . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 38,264 — 48,264 — Payments of debt . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (41,361) (3,478) (57,947) (11,149) Payments of debt issuance costs . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . — (5) (51) (1,440) Payments of purchase consideration included in acquisition-date fair value . . . . . . . . (6,875) (43,647) (7,100) (43,647) Payments of withholding taxes in connection with equity awards . . . . . . . . . . . . . . . . . (1,439) (200) (3,809) (3,098) Payments of finance lease obligations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (1,753) (1,992) (6,017) (35,099) Purchase of noncontrolling interests . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . — — (95,567) (324) Distributions to noncontrolling interests . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . — — (3,652) (3,963) Other financing activities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 113 (67) 113 (26) Net cash used in financing activities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (13,051) (49,389) (125,766) (98,746) Effect of exchange rate changes on cash . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1,815 (717) 3,580 (5,854) Change in cash held for sale . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4,130 — — — Net increase (decrease) in cash and cash equivalents . . . . . . . . . . . . . . . . . . . . . . . . . . 3,711 (69,647) (162,063) (21,511) Cash and cash equivalents at beginning of period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 111,279 231,159 277,053 183,023 Cash and cash equivalents at end of period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 114,990 $ 161,512 $ 114,990 $ 161,512 Page 24 of 34

ABOUT NON-GAAP FINANCIAL MEASURES: To supplement Cimpress’ consolidated financial statements presented in accordance with U.S. generally accepted accounting principles, or GAAP, Cimpress has used the following measures defined as non-GAAP financial measures by Securities and Exchange Commission, or SEC, rules: Constant-currency revenue growth, constant-currency revenue growth excluding revenue from acquisitions and divestitures made during the last twelve months, upload and print group revenue growth, constant-currency gross profit growth, adjusted EBITDA, adjusted free cash flow and cash interest, net: • Constant-currency revenue growth is estimated by translating all non-U.S. dollar denominated revenue generated in the current period using the prior year period’s average exchange rate for each currency to the U.S. dollar. • Constant-currency revenue growth excluding revenue from acquisitions and divestitures made during the past twelve months excludes the impact of currency as defined above. The organic constant-currency growth rate excludes 99designs revenue from Q2 FY2021 through Q1 FY2022, Depositphotos/VistaCreate revenue from Q2 FY2022 through Q1 FY2023, and the revenue from several small acquired businesses for the first year after acquisition. • Upload and print group revenue growth is the combination of revenue for PrintBrothers and The Print Group in USD, adjusted to exclude inter-segment revenue when conducted between businesses in these segments. Upload and print group constant-currency revenue growth is the combination of revenue for PrintBrothers and The Print Group in constant currencies, adjusted to exclude inter-segment revenue when conducted between businesses in these segments. Upload and print group EBITDA is the combination of segment EBITDA for PrintBrothers and The Print Group. • Constant-currency gross profit growth is estimated by translating all non-U.S. dollar denominated revenue and cost of revenue generated or incurred in the current period using the prior year period’s average exchange rate for each currency to the U.S. dollar. • Adjusted EBITDA is defined as operating income plus depreciation and amortization plus share-based compensation expense plus proceeds from insurance plus earn-out related charges plus certain impairments plus restructuring related charges plus realized gains or losses on currency derivatives. • Adjusted free cash flow is defined as net cash provided by operating activities less purchases of property, plant and equipment, purchases of intangible assets not related to acquisitions, and capitalization of software and website development costs, plus payment of contingent consideration in excess of acquisition-date fair value, plus gains on proceeds from insurance. • Cash interest, net is cash paid for interest, less cash received for interest. These non-GAAP financial measures are provided to enhance investors' understanding of our current operating results from the underlying and ongoing business for the same reasons they are used by management. For example, as we have become more acquisitive over recent years we believe excluding the costs related to the purchase of a business (such as amortization of acquired intangible assets, contingent consideration, or impairment of goodwill) provides further insight into the performance of the underlying acquired business in addition to that provided by our GAAP operating income. As another example, as we do not apply hedge accounting for our currency forward contracts, we believe inclusion of realized gains and losses on these contracts that are intended to be matched against operational currency fluctuations provides further insight into our operating performance in addition to that provided by our GAAP operating income. We do not, nor do we suggest that investors should, consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. For more information on these non-GAAP financial measures, please see the tables captioned “Reconciliations of Non-GAAP Financial Measures” included at the end of this document. The tables have more details on the GAAP financial measures that are most directly comparable to non-GAAP financial measures and the related reconciliation between these financial measures. Page 25 of 34

CONSTANT-CURRENCY REVENUE GROWTH RATES

(Quarterly)

Total Company	Q3FY21	Q4FY21	Q1FY22	Q2FY22	Q3FY22	Q4FY22	Q1FY23	Q2FY23	Q3FY23
Reported revenue growth	(4)%	48 %	12 %	9 %	15 %	14 %	7 %	(1)%	13 %
Currency impact	(4)%	(6)%	(1)%	2 %	4 %	7 %	8 %	7 %	3 %
Revenue growth in constant currency	(8)%	42 %	11 %	11 %	19 %	21 %	15 %	6 %	16 %
Impact of TTM acquisitions, divestitures & JVs	(2)%	(4)%	(2)%	(2)%	(2)%	(2)%	(1)%	(1)%	— %
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs	(10)%	38 %	9 %	9 %	17 %	19 %	14 %	5 %	16 %

Vista	Q3FY21	Q4FY21	Q1FY22	Q2FY22	Q3FY22	Q4FY22	Q1FY23	Q2FY23	Q3FY23
Reported revenue growth	2 %	42 %	6 %	4 %	8 %	6 %	6 %	(2)%	14 %
Currency impact	(3)%	(5)%	(1)%	1 %	2 %	4 %	4 %	4 %	2 %
Revenue growth in constant currency	(1)%	37 %	5 %	5 %	10 %	10 %	10 %	2 %	16 %
Impact of TTM acquisitions, divestitures & JVs	(4)%	(5)%	(3)%	(2)%	(2)%	(2)%	(2)%	— %	— %
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs	(5)%	32 %	2 %	3 %	8 %	8 %	8 %	2 %	16 %

Upload and Print ($M)	Q3FY22	Q3FY23
PrintBrothers reported revenue	$ 120.0	$ 139.6
The Print Group reported revenue	$ 75.4	$ 85.5
Upload and Print inter-segment eliminations	$ (0.2)	$ (0.2)
Total Upload and Print revenue in USD	**$ 195.1**	**$ 224.9**

Upload and Print	Q4FY22	Q1FY23	Q2FY23	Q3FY23
Reported revenue growth	32 %	6 %	4 %	15 %
Currency impact	17 %	18 %	13 %	5 %
Revenue growth in constant currency	49 %	24 %	17 %	20 %
Impact of TTM acquisitions	(2)%	(1)%	(2)%	1 %
Revenue growth in constant currency excl. TTM acquisitions	47 %	23 %	15 %	21 %

PrintBrothers	Q3FY21	Q4FY21	Q1FY22	Q2FY22	Q3FY22	Q4FY22	Q1FY23	Q2FY23	Q3FY23
Reported revenue growth	(14)%	46 %	25 %	13 %	28 %	36 %	6 %	8 %	16 %
Currency impact	(7)%	(12)%	(1)%	5 %	9 %	18 %	17 %	12 %	5 %
Revenue growth in constant currency	(21)%	34 %	24 %	18 %	37 %	54 %	23 %	20 %	21 %
Impact of TTM acquisitions	— %	— %	— %	— %	(1)%	(2)%	(1)%	(2)%	1 %
Revenue growth in constant currency excl. TTM acquisitions	(21)%	34 %	24 %	18 %	36 %	52 %	22 %	18 %	22 %

Note: Total company revenue growth in constant currency excluding TTM acquisitions, divestitures and joint ventures for all periods excludes the impact of currency. The organic constant-currency growth rate excludes 99designs revenue from Q2 FY2021 through Q1 FY2022, Depositphotos/ VistaCreate revenue from Q2 FY2022 through Q1 FY2023, and the revenue from several small acquired businesses for the first year after acquisition.

Values may not sum to total due to rounding.

Page 26 of 34

CONSTANT-CURRENCY REVENUE GROWTH RATES (CONT.)

(Quarterly)

The Print Group	Q3FY21	Q4FY21	Q1FY22	Q2FY22	Q3FY22	Q4FY22	Q1FY23	Q2FY23	Q3FY23
Reported revenue growth	(13)%	56 %	10 %	18 %	26 %	25 %	6 %	(1)%	13 %
Currency impact	(7)%	(13)%	(2)%	5 %	9 %	17 %	18 %	12 %	6 %
Revenue growth in constant currency	(20)%	43 %	8 %	23 %	35 %	42 %	24 %	11 %	19 %

National Pen	Q3FY21	Q4FY21	Q1FY22	Q2FY22	Q3FY22	Q4FY22	Q1FY23	Q2FY23	Q3FY23
Reported revenue growth	(9)%	109 %	2 %	9 %	16 %	10 %	18 %	(3)%	12 %
Currency impact	(3)%	(6)%	— %	2 %	3 %	4 %	6 %	6 %	3 %
Revenue growth in constant currency	(12)%	103 %	2 %	11 %	19 %	14 %	24 %	3 %	15 %

All Other Businesses	Q3FY21	Q4FY21	Q1FY22	Q2FY22	Q3FY22	Q4FY22	Q1FY23	Q2FY23	Q3FY23
Reported revenue growth	12 %	16 %	10 %	4 %	10 %	5 %	8 %	4 %	1 %
Currency impact	3 %	(1)%	— %	1 %	(1)%	(1)%	— %	(1)%	— %
Revenue growth in constant currency	15 %	15 %	10 %	5 %	9 %	4 %	8 %	3 %	1 %
Impact of TTM acquisitions and divestitures	— %	(2)%	(5)%	(5)%	(4)%	(1)%	— %	— %	— %
Revenue growth in constant currency excl. TTM acquisitions & divestitures	15 %	13 %	5 %	— %	5 %	3 %	8 %	3 %	1 %

CONSTANT-CURRENCY REVENUE GROWTH RATES

(YTD)

Total Company	YTD Q3FY21	YTD Q3FY22	YTD Q3FY23
Reported revenue growth	33 %	12 %	6 %
Currency impact	(2)%	1 %	6 %
Revenue growth in constant currency	(8)%	11 %	12 %
Impact of TTM acquisitions, divestitures & JVs	(2)%	(2)%	(1)%
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs	(10)%	9 %	11 %

Vista	YTD Q3FY21	YTD Q3FY22	YTD Q3FY23
Reported revenue growth	39 %	6 %	5 %
Currency impact	(2)%	— %	4 %
Revenue growth in constant currency	(4)%	5 %	9 %
Impact of TTM acquisitions, divestitures & JVs	(2)%	(3)%	(1)%
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs	(6)%	2 %	8 %

Values may not sum to total due to rounding.

Page 27 of 34

CONSTANT-CURRENCY REVENUE GROWTH RATES (CONT.)

(YTD)

PrintBrothers	YTD Q3FY21	YTD Q3FY22	YTD Q3FY23
Reported revenue growth	34 %	21 %	10 %
Currency impact	(6)%	2 %	12 %
Revenue growth in constant currency	(12)%	21 %	22 %
Impact of TTM acquisitions, divestitures & JVs	(1)%	— %	(1)%
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs	(13)%	21 %	21 %

The Print Group	YTD Q3FY21	YTD Q3FY22	YTD Q3FY23
Reported revenue growth	27 %	18 %	6 %
Currency impact	(5)%	2 %	11 %
Revenue growth in constant currency	(16)%	16 %	17 %
Impact of TTM acquisitions, divestitures & JVs	— %	— %	— %
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs	(16)%	16 %	17 %

National Pen	YTD Q3FY21	YTD Q3FY22	YTD Q3FY23
Reported revenue growth	23 %	9 %	6 %
Currency impact	(2)%	1 %	6 %
Revenue growth in constant currency	(10)%	7 %	12 %
Impact of TTM acquisitions, divestitures & JVs	— %	— %	— %
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs	(10)%	7 %	12 %

All Other Businesses	YTD Q3FY21	YTD Q3FY22	YTD Q3FY23
Reported revenue growth	55 %	8 %	4 %
Currency impact	3 %	— %	— %
Revenue growth in constant currency	10 %	7 %	4 %
Impact of TTM acquisitions, divestitures & JVs	— %	(5)%	— %
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs	10 %	2 %	4 %

Values may not sum to total due to rounding.

Page 28 of 34

CONSTANT-CURRENCY GROSS PROFIT GROWTH RATE (Quarterly) Consolidated Q3FY23 YTD Q3FY23 Reported gross profit growth 12% 1 % Currency impact 3% 4 % Gross profit growth in constant currency 15% 5 % Vista Q3FY23 YTD Q3FY23 Reported gross profit growth 13% (2) % Currency impact 2% 3 % Gross profit growth in constant currency 15% 1 % PrintBrothers Q3FY23 YTD Q3FY23 Reported gross profit growth 15% 9 % Currency impact 4% 11 % Gross profit growth in constant currency 19% 20 % The Print Group Q3FY23 YTD Q3FY23 Reported gross profit growth 23% 2 % Currency impact 6% 11 % Gross profit growth in constant currency 29% 13 % National Pen Q3FY23 YTD Q3FY23 Reported gross profit growth 8% 5 % Currency impact 5% 8 % Gross profit growth in constant currency 13% 13 % All Other Businesses Q3FY23 YTD Q3FY23 Reported gross profit growth (8) % 1 % Currency impact — % (1) % Gross profit growth in constant currency (8) % — % Values may not sum to total due to rounding. Page 29 of 34

EBITDA (LOSS) BY REPORTABLE SEGMENT ("SEGMENT EBITDA")

(Quarterly, in millions)

	Q3FY21	Q4FY21	Q1FY22	Q2FY22	Q3FY22	Q4FY22	Q1FY23	Q2FY23	Q3FY23
Vista	$ 62.7	$ 56.0	$ 66.9	$ 90.8	$ 25.5	$ 12.1	$ 30.7	$ 55.2	$ 60.4
PrintBrothers	7.6	9.4	16.3	18.6	12.4	19.5	15.0	19.5	15.9
The Print Group	6.5	11.9	14.4	16.4	11.9	16.0	12.2	13.7	13.6
National Pen	(3.3)	6.9	(8.0)	31.6	(0.9)	4.2	(1.3)	24.8	(3.3)
All Other Businesses	6.5	5.9	4.9	6.3	6.0	6.0	6.2	5.4	5.0
Total segment EBITDA (loss)	**$ 80.0**	**$ 90.2**	**$ 94.4**	**$163.6**	**$ 55.0**	**$ 57.8**	**$ 62.8**	**$118.5**	**$ 91.6**
Central and corporate costs ex. unallocated SBC	(31.2)	(33.7)	(33.0)	(32.8)	(34.3)	(37.0)	(35.5)	(35.6)	(38.4)
Unallocated SBC	(1.3)	(3.7)	(1.1)	(1.9)	(1.8)	(2.0)	1.0	1.8	3.9
Exclude: share-based compensation included in segment EBITDA	9.5	14.0	11.0	12.5	12.7	13.6	10.5	11.5	7.2
Include: Realized gains (losses) on certain currency derivatives not included in segment EBITDA	(1.9)	(4.6)	(3.7)	0.7	2.0	5.4	6.9	14.9	4.8
Adjusted EBITDA[2,3]	**$ 55.0**	**$ 62.2**	**$ 67.6**	**$142.1**	**$ 33.6**	**$ 37.8**	**$ 45.6**	**$111.2**	**$ 69.1**
Depreciation and amortization	(42.8)	(44.5)	(44.4)	(45.3)	(43.7)	(42.3)	(40.9)	(40.9)	(39.8)
Proceeds from insurance	(0.1)	—	—	—	—	—	—	—	—
Share-based compensation expense[1]	(9.5)	(14.0)	(11.0)	(12.5)	(12.7)	(13.6)	(10.5)	(11.5)	(7.2)
Certain impairments and other adjustments	(20.6)	0.7	0.8	2.7	(0.3)	6.5	(3.5)	0.9	0.5
Restructuring-related charges	0.4	0.1	0.3	(0.3)	(3.4)	(10.2)	(1.8)	(11.2)	(30.1)
Realized (gains) losses on currency derivatives not included in operating income	1.9	4.6	3.7	(0.7)	(2.0)	(5.4)	(6.9)	(14.9)	(4.8)
Total income (loss) from operations	**$(15.7)**	**$ 9.0**	**$ 16.9**	**$ 86.0**	**$(28.4)**	**$(27.2)**	**$(18.0)**	**$ 33.6**	**$(12.2)**
Operating income (loss) margin	*(3)%*	*1 %*	*3 %*	*10 %*	*(4)%*	*(4)%*	*(3)%*	*4 %*	*(2)%*
Operating income (loss) year-over-year growth	*82 %*	*376 %*	*(53)%*	*(9)%*	*81 %*	*(401)%*	*(206)%*	*(61)%*	*57 %*

[1]SBC expense listed here excludes the portion included in restructuring-related charges to avoid double counting.
[2]This metric uses the definition of adjusted EBITDA as outlined above and therefore does not include the pro-forma impact of acquisitions, divestitures or the annualized benefit from actioned cost saving initiatives; however, our debt covenants allow for the inclusion of pro-forma impacts to adjusted EBITDA.
[3]Adjusted EBITDA includes 100% of the results of our consolidated subsidiaries and therefore does not give effect to adjusted EBITDA attributable to noncontrolling interests. This is to most closely align to our debt covenant and cash flow reporting.

Values may not sum to total due to rounding.

Page 30 of 34

ADJUSTED EBITDA
(Quarterly, in millions)

	Q3FY21	Q4FY21	Q1FY22	Q2FY22	Q3FY22	Q4FY22	Q1FY23	Q2FY23	Q3FY23
GAAP operating income (loss)	($15.7)	$9.0	$16.9	$86.0	($28.4)	($27.2)	($18.0)	$33.6	($12.2)
Depreciation and amortization	$42.8	$44.5	$44.4	$45.3	$43.7	$42.3	$40.9	$40.9	$39.8
Share-based compensation expense[1]	$9.5	$14.0	$11.0	$12.5	$12.7	$13.6	$10.5	$11.5	$7.2
Proceeds from insurance	$0.1	$—	$—	$—	$—	$—	$—	$—	$—
Certain impairments and other adjustments	$20.6	($0.7)	($0.8)	($2.7)	$0.3	($6.5)	$3.5	($0.9)	($0.5)
Restructuring related charges	($0.4)	($0.1)	($0.3)	$0.3	$3.4	$10.2	$1.8	$11.2	$30.1
Realized gains (losses) on currency derivatives not included in operating income	($1.9)	($4.6)	($3.7)	$0.7	$2.0	$5.4	$6.9	$14.9	$4.8
Adjusted EBITDA[2,3]	**$55.0**	**$62.2**	**$67.6**	**$142.1**	**$33.6**	**$37.8**	**$45.6**	**$111.2**	**$69.1**

ADJUSTED EBITDA
(YTD, in millions)

	YTD FY2021	YTD FY2022	YTD FY2023
GAAP operating income (loss)	$114.5	$74.5	$3.4
Depreciation and amortization	$128.7	$133.4	$121.6
Share-based compensation expense[1]	$23.1	$36.2	$29.3
Certain impairments and other adjustments[2]	$21.1	($3.2)	$2.0
Restructuring related charges	$1.7	$3.4	$43.1
Realized gains (losses) on currency derivatives not included in operating income	($2.3)	($1.0)	$26.6
Adjusted EBITDA [2,3]	**$286.9**	**$243.3**	**$225.9**

ADJUSTED EBITDA
(TTM, in millions)

	TTM Q3FY21	TTM Q4FY21	TTM Q1FY22	TTM Q2FY22	TTM Q3FY22	TTM Q4FY22	TTM Q1FY23	TTM Q2FY23	TTM Q3FY23
GAAP operating income (loss)	$111.2	$123.5	$104.5	$96.3	$83.5	$47.3	$12.4	($40.0)	($23.8)
Depreciation and amortization	$169.9	$173.2	$175.4	$177.1	$177.9	$175.7	$172.2	$167.8	$163.9
Share-based compensation expense[1]	$34.3	$37.0	$39.8	$47.0	$50.2	$49.8	$49.2	$48.3	$42.8
Proceeds from insurance	$0.1	$0.1	$0.1	$0.1	$—	$—	$—	$—	$—
Earn-out related charges	($0.1)	$—	$—	$—	$—	$—	$—	$—	$—
Certain impairments and other adjustments	$23.0	$20.5	$18.9	$16.4	($3.9)	($9.7)	($5.5)	($3.7)	($4.5)
Restructuring related charges	$10.3	$1.6	$1.4	($0.5)	$3.3	$13.6	$15.7	$26.6	$53.3
Realized gains (losses) on currency derivatives not included in operating income	$2.0	($6.9)	($11.7)	($9.5)	($5.5)	$4.4	$15.0	$29.2	$32.0
Adjusted EBITDA[2,3]	**$350.8**	**$349.1**	**$328.3**	**$326.9**	**$305.5**	**$281.1**	**$259.0**	**$228.2**	**$263.7**

[1]SBC expense listed here excludes the portion included in restructuring-related charges to avoid double counting.
[2]This metric uses the definition of adjusted EBITDA as outlined above and therefore does not include the pro-forma impact of acquisitions, divestitures or the annualized benefit from actioned cost saving initiatives; however, our debt covenants allow for the inclusion of pro-forma impacts to adjusted EBITDA.
[3]Adjusted EBITDA includes 100% of the results of our consolidated subsidiaries and therefore does not give effect to adjusted EBITDA attributable to noncontrolling interests. This is to most closely align to our debt covenant and cash flow reporting.

Values may not sum to total due to rounding.

Page 31 of 34

ADJUSTED EBITDA OUTLOOK

(in millions)

	Q4 FY2023 (at midpoint)	FY2023 (at midpoint)	FY2024 (at least...)
GAAP operating income (loss)	$35.0	$38.4	$195.5
Depreciation and amortization	$40.0	$161.6	$155.0
Share-based compensation expense[1]	$10.0	$39.3	$40.0
Certain impairments and other adjustments[2]	$—	$2.0	$—
Restructuring related charges	$2.0	$45.1	$—
Realized gains (losses) on currency derivatives not included in operating income	$5.0	$31.6	$9.5
Adjusted EBITDA [2,3]	**$92.0**	**$318.0**	**$400.0**

[1]SBC expense listed here excludes the portion included in restructuring-related charges to avoid double counting.
[2]This metric uses the definition of adjusted EBITDA as outlined above and therefore does not include the pro-forma impact of acquisitions, divestitures or the annualized benefit from actioned cost saving initiatives; however, our debt covenants allow for the inclusion of pro-forma impacts to adjusted EBITDA.
[3]Adjusted EBITDA includes 100% of the results of our consolidated subsidiaries and therefore does not give effect to adjusted EBITDA attributable to noncontrolling interests. This is to most closely align to our debt covenant and cash flow reporting.

ADJUSTED FREE CASH FLOW

(Quarterly, in millions)

	Q3FY21	Q4FY21	Q1FY22	Q2FY22	Q3FY22	Q4FY22	Q1FY23	Q2FY23	Q3FY23
Net cash provided by (used in) operating activities	($37.2)	$46.3	$36.6	$143.3	($48.2)	$87.8	($25.3)	$81.1	$12.6
Purchases of property, plant and equipment	($5.9)	($15.8)	($8.6)	($17.9)	($15.6)	($11.9)	($11.8)	($14.7)	($11.0)
Capitalization of software and website development costs	($18.9)	($15.6)	($15.6)	($16.5)	($17.7)	($15.4)	($15.3)	($13.9)	($14.9)
Adjusted free cash flow	**($62.0)**	**$14.9**	**$12.3**	**$108.9**	**($81.5)**	**$60.5**	**($52.3)**	**$52.5**	**($13.3)**

Reference:

	Q3FY21	Q4FY21	Q1FY22	Q2FY22	Q3FY22	Q4FY22	Q1FY23	Q2FY23	Q3FY23
Value of finance leases	$5.5	$1.4	$0.9	$2.7	$0.2	$3.3	$2.4	$6.2	$5.8
Cash restructuring payments	$0.1	$2.5	$—	$0.2	$—	$—	$7.9	$1.9	$5.0
Cash paid for interest	$8.0	$50.7	$14.4	$35.3	$13.8	$34.6	$15.1	$35.8	$20.0
Cash received for interest	($0.4)	($0.5)	($0.7)	($0.7)	($0.8)	($1.0)	($2.1)	($3.0)	($3.0)
Cash interest, net[1]	**$7.6**	**$50.2**	**$13.7**	**$34.6**	**$13.0**	**$33.6**	**$13.0**	**$32.8**	**$17.0**

[1] Cash interest, net is cash interest payments, partially offset by cash interest received on our cash and marketable securities. Prior to this quarter, we showed only the cash interest payments related to our borrowing activity in this chart in our earnings materials. We have recast all periods in the chart above to include the netting interest received and will report this way in future periods.

Values may not sum to total due to rounding.

Page 32 of 34

ADJUSTED FREE CASH FLOW

(Year To Date, in millions)

	YTD FY2021	YTD FY2022	YTD FY2023
Net cash provided by operating activities	$218.9	$131.7	$68.5
Purchases of property, plant and equipment	($22.7)	($42.1)	($37.5)
Capitalization of software and website development costs	($45.3)	($49.9)	($44.2)
Adjusted free cash flow	**$150.9**	**$39.7**	**($13.2)**

Reference:

Value of finance leases	$5.6	$3.8	$14.4
Cash restructuring payments	$4.1	$0.2	$14.9
Cash paid for interest	$66.3	$63.5	$70.8
Cash received for interest	($1.4)	($2.2)	($8.0)
Cash interest, net[1]	**$65.0**	**$61.3**	**$62.8**

ADJUSTED FREE CASH FLOW

(TTM, in millions)

	TTM Q3FY21	TTM Q4FY21	TTM Q1FY22	TTM Q2FY22	TTM Q3FY22	TTM Q4FY22	TTM Q1FY23	TTM Q2FY23	TTM Q3FY23
Net cash provided by operating activities	$273.3	$265.2	$196.1	$189.0	$178.0	$219.5	$157.7	$95.5	$156.3
Purchases of property, plant and equipment	($34.6)	($38.5)	($38.8)	($48.3)	($57.9)	($54.0)	($57.2)	($54.0)	($49.4)
Capitalization of software and website development costs	($53.5)	($60.9)	($61.8)	($66.6)	($65.5)	($65.3)	($65.0)	($62.4)	($59.6)
Adjusted free cash flow	**$185.3**	**$165.8**	**$95.6**	**$74.1**	**$54.6**	**$100.2**	**$35.6**	**($20.9)**	**$47.3**

Reference:

Value of new finance leases	$5.6	$7.0	$7.8	$10.4	$5.1	$7.0	$8.6	$12.1	$17.7
Cash restructuring payments	$8.1	$6.6	$4.1	$2.8	$2.7	$0.3	$8.2	$9.8	$14.9
Cash paid for interest	$96.5	$117.0	$122.3	$108.4	$114.2	$98.1	$98.8	$99.2	$105.4
Cash received for interest	($1.8)	($1.8)	($1.9)	($2.3)	($2.7)	($3.2)	($4.6)	($6.9)	($9.0)
Cash interest, net[1]	**$94.7**	**$115.1**	**$120.3**	**$106.1**	**$111.5**	**$94.9**	**$94.2**	**$92.4**	**$96.3**

[1] Cash interest, net is cash interest payments, partially offset by cash interest received on our cash and marketable securities. Prior to this quarter, we showed only the cash interest payments related to our borrowing activity in this chart in our earnings materials. We have recast all periods in the chart above to include the netting interest received and will report this way in future periods.

INTEREST EXPENSE RELATED TO BORROWING (P&L VIEW)

(Quarterly, in millions)

	Q3FY21	Q4FY21	Q1FY22	Q2FY22	Q3FY22	Q4FY22	Q1FY23	Q2FY23	Q3FY23
P&L view of interest expense	$29.0	$29.7	$25.7	$25.4	$24.2	$24.1	$24.8	$28.6	$30.5
Less: Interest expense related to investment consideration	$—	($0.7)	($0.2)	($0.1)	($0.1)	($0.1)	($0.1)	$—	$—
Less: Interest expense related to mandatorily redeemable noncontrolling interest accretion	$—	$—	$—	$—	$—	$—	$—	($2.1)	($1.2)
Interest expense related to borrowing	**$29.0**	**$29.0**	**$25.4**	**$25.3**	**$24.1**	**$24.0**	**$24.7**	**$28.6**	**$29.3**

Values may not sum to total due to rounding.

Page 33 of 34

ABOUT CIMPRESS: Cimpress plc (Nasdaq: CMPR) invests in and builds customer-focused, entrepreneurial, mass-customization businesses for the long term. Mass customization is a competitive strategy which seeks to produce goods and services to meet individual customer needs with near mass production efficiency. Cimpress businesses include BuildASign, Drukwerkdeal, Exaprint, National Pen, Pixartprinting, Printi, Vista and WIRmachenDRUCK. To learn more, visit http://www.cimpress.com. Cimpress and the Cimpress logo are trademarks of Cimpress plc or its subsidiaries. All other brand and product names appearing on this announcement may be trademarks or registered trademarks of their respective holders. CONTACT INFORMATION: Investor Relations: Media Relations: Meredith Burns Paul McKinlay ir@cimpress.com mediarelations@cimpress.com +1.781.652.6480 SAFE HARBOR STATEMENT: This earnings commentary contains statements about our future expectations, plans, and prospects of our business that constitute forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995, including our expectations for the growth and development of our businesses, revenue, profitability, income, cash flows, and other financial results, including our outlook for fiscal years 2023 and 2024; expected effects of our cost reductions on our financial results, including anticipated costs savings; anticipated revenue growth and customer value improvements; the expected effects of our advertising spend in Vista; our planned reduction in inventory levels and expectations of working capital benefit; our expectations with respect to our leverage position; and the impact of our mass customization platform. Forward-looking projections and expectations are inherently uncertain, are based on assumptions and judgments by management, and may turn out to be wrong. Our actual results may differ materially from those indicated by the forward-looking statements in this document as a result of various important factors, including but not limited to flaws in the assumptions and judgments upon which our forecasts and estimates are based; the development, duration, and severity of supply chain constraints, inflation, and the lingering effects of the COVID-19 pandemic; our failure to execute on the transformation of the Vista business; the failure of our cost reductions to affect our financial results as expected; costs and disruptions caused by acquisitions; the failure of the businesses we acquire or invest in to perform as expected; our inability to make the investments in our businesses that we plan to make or the failure of those investments to achieve the results we expect; loss of key personnel or our inability to hire and retain talented personnel; our failure to develop and deploy our mass customization platform or the failure of the mass customization platform to drive the performance, efficiencies, and competitive advantage we expect; unanticipated changes in our markets, customers, or businesses; our failure to attract new customers and retain our current customers; our failure to manage the growth and complexity of our business; changes in the laws and regulations, or in the interpretation of laws and regulations, that affect our businesses; our ability to maintain compliance with our debt covenants and pay our debts when due; general economic conditions, including the possibility of an economic downturn in some or all of our markets; and other factors described in our Form 10-K for the fiscal year ended June 30, 2022 and the other documents we periodically file with the U.S. SEC. In addition, the statements and projections in this quarterly earnings document represent our expectations and beliefs as of the date of this document, and subsequent events and developments may cause these expectations, beliefs, and projections to change. We specifically disclaim any obligation to update any forward-looking statements. These forward-looking statements should not be relied upon as representing our expectations or beliefs as of any date subsequent to the date of this document. Page 34 of 34